                                                                                                                                                                                                                                                            Exhibit 12(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Laura F. Fergerson, Chief Executive Officer of the Franklin Alternative Strategies Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.                  The periodic report on Form N-CSR of the Registrant for the period ended 5/31/2015 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                  The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  7/27/2015

                                                S\LAURA F. FERGERSON

                                                Laura F. Fergerson

Chief Executive Officer - Finance and Administration

                                                                                                                                                                                                                                                         Exhibit 12(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Robert G. Kubilis, Chief Financial Officer of the Franklin Alternative Strategies Funds (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.                  The periodic report on Form N-CSR of the Registrant for the period ended 5/31/2015 (the “Form N-CSR”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                  The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  7/27/2015

                                                S\ROBERT G. KUBILIS

                                                Robert G. Kubilis

Chief Financial Officer and Chief Accounting Officer